UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) April 23, 2025

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code(954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On April 23, 2025, AutoNation, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following five proposals and cast their votes as set forth below.

Proposal 1
The nine director nominees were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Rick L. Burdick	32,233,852	894,873	32,054	2,342,847
Claire Bennett	33,044,671	57,710	58,398	2,342,847
David B. Edelson	32,659,434	469,149	32,196	2,342,847
Robert R. Grusky	32,427,325	700,590	32,864	2,342,847
Norman K. Jenkins	32,858,373	255,164	47,242	2,342,847
Lisa Lutoff-Perlo	32,780,376	343,458	36,945	2,342,847
Michael Manley	32,793,597	335,192	31,990	2,342,847
G. Mike Mikan	32,525,595	602,813	32,371	2,342,847
Jacqueline A. Travisano	31,639,979	1,489,471	31,329	2,342,847

Proposal 2
The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2025 was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
35,073,183	401,593	28,850	N/A

Proposal 3

The proposal to approve, on an advisory basis, the resolution on named executive officer compensation was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
32,388,601	721,954	50,224	2,342,847

Proposal 4
The stockholder proposal regarding political contributions was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
9,994,874	22,329,886	836,019	2,342,847

Proposal 5
The stockholder proposal regarding diversity, equity, and inclusion efforts was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
4,953,739	27,289,140	917,900	2,342,847

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	April 24, 2025	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary